Annual Report

Prime
Reserve
Fund

May 31, 2002

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Letter                                          2

  Economy and Interest Rates                                        2

  Market News                                                       2

  Performance and Strategy Review                                   3

  Outlook                                                           4

Performance Comparison                                              6

Financial Highlights                                                7

Statement of Net Assets                                             9

Statement of Operations                                            17

Statement of Changes in Net Assets                                 18


Notes to Financial Statements                                      19

Report of Independent Accountants                                  22

About the Fund's Directors and Officers                            23
--------------------------------------------------------------------------------

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Highlights
--------------------------------------------------------------------------------

o Given uncertain economic conditions, the Federal Reserve has kept short-term interest rates at their lowest level in 40 years.

o The Prime Reserve shares and PLUS class shares beat their benchmarks, but results reflected low prevailing money market rates.

o We shifted our maturity strategy but maintained our focus on very high quality securities.

o We think the Fed will wait until the economic recovery is more firmly in place before significantly raising interest rates.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended
5/31/02                                           6 Months            12 Months
--------------------------------------------------------------------------------

Prime Reserve
shares                                                0.84%                2.47%

Prime Reserve -
PLUS class
shares                                                0.87                 2.39

Lipper Money Market
Funds Average                                         0.59                 1.96
--------------------------------------------------------------------------------

Price and Yield
--------------------------------------------------------------------------------

                                                                          Prime
                                                     Prime            Reserve -
                                                   Reserve           PLUS class
Periods Ended 5/31/02                               Shares               Shares
--------------------------------------------------------------------------------

Price per Share                                 $     1.00           $     1.00

Dividends Per Share

For 6 months                                         0.008                0.009

For 12 months                                        0.024                0.024

Dividend Yield
(7-Day Simple) *                                      1.45%                1.39%
--------------------------------------------------------------------------------

* Dividends earned for the last seven days of the period indicated are annualized and divided by the fund's net asset value.

Note: A money fund's yield more closely reflects its current earnings than the total return.

To request a prospectus for any T. Rowe Price fund, please call
1-800-638-5660. Read the prospectus carefully before investing.


Portfolio Manager's Letter
--------------------------------------------------------------------------------

The six months ended May 31, 2002, have been a challenging time for the U.S. In the aftermath of the September 11 terrorist attacks, the U.S. economy struggled through a mild recession, while the broad market sagged. The Federal Reserve cut short-term interest rates deeply in 2001 and held them there through May while waiting for clear economic improvement. Money market yields, which track the federal funds target rate, also fell sharply.

Economy and Interest Rates

Interest Rate Levels
--------------------------------------------------------------------------------

                                  6-Mos.            90 Day              Federal
                                  T Bills          T Bills                Funds
--------------------------------------------------------------------------------
05/31/01                          3.56                3.61                 4.00
                                  3.64                3.65                 3.75
                                  3.46                3.52                 3.75
8/31                              3.29                3.36                 3.50
                                  2.35                2.37                 3.00
                                  1.94                2.01                 2.50
11/30                             1.74                1.72                 2.00
                                  1.79                1.72                 1.75
                                  1.90                1.75                 1.75
2/28                              1.86                1.75                 1.75
                                  2.10                1.78                 1.75
                                  1.89                1.76                 1.75
05/31/02                          1.88                1.72                 1.75
--------------------------------------------------------------------------------

     The Fed finished easing monetary policy when it lowered the fed funds target rate to 1.75% at its mid-December meeting. So far this year, the Fed has left the target rate unchanged to encourage a stronger economic recovery. Short-term interest rates trended sharply lower across the board, and with the equity markets struggling, rising demand has cut even more deeply into yields on money market instruments.

     The current level of interest rates is the lowest in 40 years, and real (inflation-adjusted) yields are close to zero. As of this writing, the Fed continues to hold its ground, stating that, in its view, the risks are balanced between weakness in the economy and accelerating inflation.

MARKET NEWS

     The Treasury stopped selling 30-year securities last year and increased its reliance on the short-term Treasury bill market. Deteriorating cash flows because of the weaker economy and increased spending on defense have resulted in an accelerating budget deficit. The Treasury will be a net borrower in the second quarter of this year, the first time that has happened since 1995.

     Ford Motor and General Motors both had their commercial paper ratings downgraded to second-tier status during the fourth quarter last year. In addition, many companies reduced their reliance on short-term debt because of market pressure to reduce their debt. This has resulted in a dramatic contraction in the amount of commercial paper outstanding. This trend, combined with rising demand, placed further downward pressure on yields. The one area of growth has been in asset-backed securities, which now represent more than 50% of all commercial paper outstanding.

PERFORMANCE AND STRATEGY REVIEW

Long-term results vs. Lipper Peer Group
--------------------------------------------------------------------------------

                                                     Prime         Lipper Money
                                                   Reserve                Funds
                                                      Fund              Average
--------------------------------------------------------------------------------

3 Year                                                4.49                 4.11
5 Year                                                4.69                 4.41
10 Year                                               4.40                 4.31
--------------------------------------------------------------------------------

     Your fund posted modest 6- and 12-month results, reflecting the low-yield environment. Our efforts to control fund expenses and sustain dividend income helped the portfolio outpace the Lipper Money Market Funds Average for both periods. Over the fund's history, it has consistently posted superior performance compared with its Lipper benchmark.

     The performance of the PLUS class shares of the Prime Reserve Fund also exceeded the Lipper benchmark during both periods. However, it should be noted that the six-month total return for the PLUS class was atypically higher than the total return for the non-PLUS shareholders of the fund. A miscalculation of expenses earlier in the fiscal year was corrected by an accounting adjustment during May that resulted in a temporarily higher dividend for the PLUS class of shares. In general, the PLUS class shares have a higher expense ratio and lower yield, reflecting additional services available to their investors.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                                                          Prime
                                                     Prime            Reserve -
                                                   Reserve           PLUS class
                                                    shares               shares
--------------------------------------------------------------------------------
Weighted Average
Maturity (days)                                         63                   63
--------------------------------------------------------------------------------

Weighted Average Quality                        First Tier           First Tier
--------------------------------------------------------------------------------

All securities purchased in the money fund are rated in the two highest tiers as established by the national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

Top Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------

Commercial Paper and
Medium-Term Notes                                       60%                  56%

Certificates of Deposit                                 35                   37

Funding Agreements                                       3                    4

Foreign Governments and
Municipalities                                           1                    2
--------------------------------------------------------------------------------

     Our strategy changed this year once we became convinced that the Fed had stopped lowering short-term interest rates. During the fourth quarter of last year, we kept the weighted average portfolio maturity about 10 days longer than the average money fund to help lock in higher yields longer. More recently, however, we shortened the portfolio's maturity to levels that are much closer to the Lipper average. Once the Fed begins to tighten policy, we plan to move the maturity shorter than the average fund to take advantage of rising yields by reinvesting maturing proceeds faster than our competitors.

     In this period of deteriorating credit quality for many companies, especially in the energy and telecommunications industries, we continued to emphasize very high quality investments. The mix of fixed- and floating-rate instruments continued to favor fixed investments. Floaters appeared relatively overpriced in our analysis, so we have reduced our exposure to this sector.


OUTLOOK

     The Federal Reserve realizes that its current monetary policy is very accommodative in that it makes borrowing very inexpensive and raises the risk of higher inflation. However, we think it will remain patient and wait until the economic recovery is firmly in place before tightening policy. With inflation in check and at historically low levels, the Fed may wait until the fourth quarter of this year before it begins to raise short-term interest rates. We expect the Fed will want to get short-term levels back to a more neutral stance, which would mean short-term interest rates of around 3% or higher, by mid-2003.

     Respectfully submitted,




     James M. McDonald
     Chairman of the fund's Investment Advisory Committee

     June 13, 2002

--------------------------------------------------------------------------------

Change in Prime Reserve Fund Management
James M. McDonald, a longtime member of the fund's Investment Advisory Committee, has become its chairman. Mr. McDonald joined T. Rowe Price in 1976 as a financial statistician and has been managing investments for the firm since 1979. As chairman, he succeeds Edward A. Wiese, who remains president of the Prime Reserve Fund and a member of the fund's Investment Advisory Committee.

This supplements the Prime Reserve Fund prospectus dated October 1, 2001.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical 10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Prime Reserve Shares
     ---------------------------------------------------------------------------

                                              Lipper Money                Prime
                                              Market Funds              Reserve
                                            Average Lipper               Shares
     ---------------------------------------------------------------------------

     5/31/92                                        10,000               10,000
     5/31/93                                        10,287               10,281
     5/31/94                                        10,568               10,562
     5/31/95                                        11,073               11,074
     5/31/96                                        11,646               11,654
     5/31/97                                        12,216               12,227
     5/31/98                                        12,839               12,858
     5/31/99                                        13,446               13,478
     5/31/00                                        14,131               14,181
     5/31/01                                        14,928               15,006
     5/31/02                                        15,251               15,377
--------------------------------------------------------------------------------

     The graph above is based on Prime Reserve shares only. Performance for the PLUS class shares would be lower because of higher expenses


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods                                           Since   Inception
     Ended 5/31   1 Year     5 Years    10 Years   Inception        Date
     ---------------------------------------------------------------------------
     Prime
     Reserve
     shares         2.47%       4.69%       4.40%       --          --

     Prime
     Reserve -
     PLUS class
     shares         2.39        --          --          4.35%    11/1/98
     ---------------------------------------------------------------------------

     Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Prime Reserve shares

                    Year
                   Ended
                 5/31/02     5/31/01     5/31/00     5/31/99     5/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning
of period       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000

Investment activities

  Net investment
  income (loss)    0.024       0.057        0.05      10.047       0.050

Distributions

  Net investment
  income          (0.024)     (0.057)     (0.051)     (0.047)     (0.050)

NET ASSET VALUE

End of period      1.000       1.000       1.000       1.000       1.000

Ratios/Supplemental Data

Total
return(diamond)     2.47%       5.82%       5.22%       4.82%       5.16%

Ratio of total
expenses to
average net
assets              0.63%       0.59%       0.62%       0.66%       0.63%

Ratio of net
investment
income (loss)
to average

net assets          2.44%       5.66%       5.11%       4.70%       5.06%
Net assets,
end of period
(in millions)   $  5,531    $  5,758    $  5,618    $  5,169    $  4,889
--------------------------------------------------------------------------------

(diamond)       Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Prime Reserve - PLUS class shares

                        Year                                            11/1/98
                       Ended                                            Through
                     5/31/02          5/31/01          5/31/00          5/31/99
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period           $  1.000         $  1.000         $  1.000         $  1.000

Investment activities

Net investment
income (loss)          0.024            0.055            0.049            0.025

Distributions

Net investment
income                (0.024)          (0.055)          (0.049)          (0.025)

NET ASSET VALUE
End of period       $  1.000         $  1.000         $  1.000         $  1.000
                   -------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)         2.39%            5.66%            5.04%            2.50%

Ratio of total
expenses to
average
net assets              0.71%            0.75%            0.79%          0.82%!

Ratio of net
investment income (loss)
to average net as       2.30%            5.46%            5.03%          4.22%!

Net assets, end
of period
(in millions)       $     82         $     69         $     49         $     20
--------------------------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees.

        ! Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------
                                                                 May 31, 2002


Statement of Net Assets                                          Par      Value
--------------------------------------------------------------------------------
                                                                  In thousands

BANK NOTES  0.7%

American Express Centurion Bank,
VR, 1.841%, 6/5/02                                $ 37,000             $ 37,000

Total Bank Notes (Cost 37,000)                                           37,000


CERTIFICATES OF DEPOSIT  37.2%

Abbey National Treasury Services,
     2.37%, 1/22/03                                 22,000               22,001

ABN AMRO, 2.28%, 11/29/02                           28,750               28,753

Bank of Montreal, London,
     2.35%, 7/9/02                                  25,000               25,007

Bank of Nova Scotia
     1.77%, 7/31/02                                 25,000               24,989

     1.80%, 8/13/02                                 19,500               19,500

Barclays Bank, London, 1.86%, 8/30/02               50,000               50,006

Bayerische Hypo-und Vereinsbank,
London, 1.82%, 8/15/02                              30,000               30,000

Bayerische Landesbank Girozentrale
     1.91%, 7/2/02                                  15,000               15,001

     1.93%, 8/15/02                                 52,700               52,713

     2.51%, 11/26/02                                25,000               25,001

     4.09%, 8/2/02                                  16,000               16,027

BNP Paribas
     2.38%, 1/16/03                                 46,500               46,500

  London, 2.79%, 9/20/02                            50,000               50,110

Canadian Imperial Bank of Commerce,
     3.595%, 9/23/02                                50,000               49,999

Commerzbank, 3.40%, 9/11/02                         45,000               45,161

Credit Agricole Indosuez

     1.92%, 8/15/02                                 67,300               67,300

  London

     2.04%, 8/30/02                                 50,000               50,011

     3.63%, 8/13/02                                 30,000               30,095

Credit Suisse First Boston,
     1.93%, 6/21/02                                 18,000               18,001

Danske Bank, 2.27%, 12/5/02                         50,000               49,998

Deutsche Bank, London, 2.30%, 11/19/02              10,000                9,995

Dresdner Bank, London, 1.86%, 8/29/02               43,000               43,001

Halifax, London, 1.82%, 8/21/02                    100,000              100,000

Landesbank Baden-Wuerttemburg,
     1.98%, 8/5/02                                 100,000              100,011

Landesbank Hessen-Thuringen

  London

     3.61%, 8/29/02                                 10,000               10,002

     3.82%, 6/24/02 - 7/29/02                       60,000               60,003

Lloyds Bank

     1.81%, 7/30/02                                 77,600               77,600

     1.90%, 6/17/02                                 30,000               30,001

National Australia Bank, London,
     1.87%, 8/27/02                                100,000              100,000

Nordea Bank Finland, 1.80%, 7/22/02                 60,000               60,000

Norddeutsche Landesbank

  London

     1.82%, 8/21/02                                 35,000               35,000

     1.88%, 7/22/02                                100,000              100,000

Rabobank Nederland

     1.90%, 6/21/02 - 8/1/02                       100,000              100,003

  London, 2.00%, 9/3/02                             75,000               75,000

Royal Bank of Canada

     2.03%, 12/31/02                                40,000               40,000

     2.74%, 3/12/03                                 50,000               49,996

  London, 1.95%, 11/12/02                           10,000                9,998

Societe Generale

     2.08%, 12/20/02                                45,500               45,515

  London, 2.14%, 10/28/02                           16,000               16,001

State Street Bank & Trust,
     1.80%, 8/12/02                                 50,000               50,000

Toronto Dominion Bank

     1.80%, 6/11/02                                 38,600               38,600

     1.92%, 6/28/02                                 50,000               50,003

     2.185%, 11/14/02                               25,000               25,000

UBS

     1.94%, 8/5/02                                  30,000               30,002

     3.855%, 6/21/02                                 4,200                4,200

Westdeutsche Landesbank

     2.065%, 10/23/02                               64,600               64,601

     2.30%, 1/16/03                                 49,700               49,700

Total Certificates of
Deposit (Cost 2,090,405)                                              2,090,405


COMMERCIAL PAPER  50.3%

Alpine Securitization, 4(2),
1.78%, 6/24 - 8/14/02                              104,036              103,665

ANZ (Delaware), 1.88%, 6/28/02                      17,000               16,976

Asset Portfolio Funding, 4(2),
1.87%, 7/11/02                                      40,309               40,225

Asset Securitization Cooperative, 4(2),
1.80%, 6/4 - 7/8/02                                129,699              129,595

AWB Finance Limited, 4(2),
1.80%, 7/2/02                                       17,275               17,248

Bavaria TRR, 4(2), 1.81%, 7/17/02                   20,490               20,443

BMW U.S. Capital, 1.79%, 6/3/02                     40,000               39,996

Boeing Capital, 4(2), 1.84%, 6/21/02                 2,500                2,497

BP Amoco Capital, 2.28%, 6/24/02                    32,208               32,161

Caterpillar Financial Services

     1.85%, 7/8/02                                  20,000               19,962

     1.91%, 7/22/02                                  2,160                2,154

CDC Commercial Paper, 4(2),
     1.83%, 8/16/02                                 74,575               74,287

Chase Manhattan, VR, 1.95%, 6/11/02                 20,750               20,756

Citibank Credit Card Issuance Trust

  4(2)

     1.80%, 6/25/02                                 49,500               49,440

     1.81%, 6/21/02                                 25,000               24,975

Citicorp, 1.79%, 6/25/02                           100,000               99,881

Corporate Asset Funding

  4(2)

     1.77%, 6/3 - 7/26/02                          116,135              115,930

     1.80%, 8/19/02                                 39,600               39,444

Corporate Recreation, 4(2),
     1.77%, 6/21/02                                 49,600               49,551

Countrywide Home Loans Funding

     1.85%, 6/26 - 6/27/02                          49,200               49,135

Danske Corporation, 1.70%, 7/10/02                  49,650               49,559

Delaware Funding, 4(2),
     1.78%, 6/20 - 6/26/02                         180,000              179,807

DEPFA Bank Europe, 4(2), 1.82%, 8/6/02              25,000               24,917

Discover Card Master Trust, 144A

  4(2)

     1.80%, 7/24 - 7/25/02                          84,250               84,024

     1.83%, 6/5/02                                   2,000                2,000

     1.84%, 6/27/02                                 14,000               13,981

Dorada Finance, 4(2),
     1.82%, 8/27/02                                 16,000               15,930

Falcon Asset Securitization

  4(2)

     1.78%, 7/10/02                                 25,000               24,952

     1.80%, 8/2/02                                  20,384               20,321

     1.81%, 7/3 - 9/5/02                            72,500               72,222

     1.82%, 6/5/02                                  44,200               44,191

     1.85%, 6/5/02                                   5,000                4,999

Fortis Funding

  4(2)

     1.78%, 7/10/02                                 24,500               24,453

     1.80%, 7/30/02                                  9,287                9,259

     1.88%, 8/7/02                                  30,000               29,895

     1.89%, 8/5/02                                  30,000               29,898

Golden Funding

  4(2)

     1.80%, 6/28/02                                  3,000                2,996

     1.82%, 8/22 - 8/27/02                          34,700               34,554

     1.84%, 8/26/02                                  8,539                8,502

     1.85%, 7/29 - 9/13/02                          13,325               13,268

Greyhawk Fund

  4(2)

     1.81%, 8/19 - 8/22/02                         100,000               99,595

     1.83%, 9/5/02                                  28,785               28,645

     1.88%, 7/8/02                                  12,000               11,977

Halifax, 1.92%, 9/4/02                               9,550                9,502

  K2

     4(2), 1.82%, 7/29/02                           14,000               13,959

     4(2), 1.85%, 7/15/02                            1,500                1,496

     2.00%, 6/5/02                                  13,750               13,747

KFW International Finance,
     1.83%, 8/20/02                                  7,000                6,971

Kitty Hawk Funding, 4(2),
     1.90%, 6/7/02                                  15,687               15,682

MassMutual Funding

  4(2)

     1.77%, 6/6/02                                  19,400               19,395

     1.80%, 6/20 - 6/25/02                           3,770                3,766

     1.82%, 7/23/02                                  2,800                2,793

MBNA Credit Card Master Trust II, 144A

  4(2)

     1.83%, 7/2 - 7/24/02                           43,800               43,684

     1.85%, 7/17/02                                  5,000                4,988

     1.87%, 7/10/02                                 37,800               37,724

New York Life Capital, 4(2),
     2.00%, 7/22/02                                 49,500               49,360

New York State Power Authority,
     1.78%, 6/24/02                                 41,653               41,606

Paradigm Funding, 4(2),
     1.81%, 6/26/02                                 59,150               59,076

Park Avenue Receivables

  4(2)

     1.78%, 6/7 - 6/11/02                          114,000              113,952

     1.79%, 6/27/02                                 74,050               73,954

     1.80%, 6/17/02                                 20,085               20,069

Preferred Receivables Funding

  4(2)

     1.80%, 7/1 - 7/2/02                            57,000               56,913

     1.82%, 7/10/02                                 10,400               10,380

President & Fellows
  Harvard Company, 1.78%, 6/3/02                     4,737                4,736

Province of British Columbia,
     1.85%, 6/10/02                                  2,300                2,299

Rio Tinto

  4(2)

     1.80%, 8/14/02                                 29,000               28,893

     1.81%, 8/8 - 8/12/02                           40,683               40,541

     1.82%, 8/2/02                                   1,515                1,510

Shell Finance

     1.83%, 8/16/02                                 25,000               24,903

     1.84%, 8/12/02                                 33,000               32,879

Southern Company, 4(2),
     1.78%, 6/24/02                                 25,000               24,972

Svenska Handelsbanken

     1.64%, 7/15 - 7/17/02                          34,300               34,229

Tasmanian Public Finance, 4(2),
     1.80%, 8/21/02                                 15,000               14,939

Three Rivers Funding

  4(2), 1.775%, 6/20/02                             21,800               21,780

     1.78%, 6/17/02                                 23,357               23,338

Tulip Funding, 4(2), 1.82%, 8/27/02                 22,000               21,903

Variable Funding Capital, 4(2),
     1.80%, 8/6/02                                  45,000               44,851

Verizon Global Funding, 4(2),
     2.06%, 4/13/03                                 30,700               30,700

Wal-Mart Funding, 1.80%, 6/11/02                    46,000               45,977

Westpac Capital, 1.64%, 7/10/02                     46,800               46,717

Total Commercial Paper (Cost 2,822,450)                               2,822,450


MEDIUM-TERM NOTES  7.8%

3M, 144A, 5.652%, 12/12/02                          49,900               50,739

American Express Credit

  VR, 1.84%, 6/26/02                                50,000               50,000

  London, 6.50%, 8/12/02                             7,767                7,805

Bank of America

     7.50%, 10/15/02                                 2,221                2,261

     7.875%, 12/1/02                                 7,825                8,041

Caterpillar Financial Services

     7.09%, 8/29/02                                  2,000                2,020

  VR

     2.13%, 8/5/02                                   8,400                8,407

     2.288%, 6/27/02                                14,000               14,020

Credit Suisse First Boston, VR,
     1.921%, 6/29/02                                25,000               25,000

General Electric Capital

     6.70%, 10/1/02                                  6,280                6,352

  London, 6.50%, 9/27/02                             3,298                3,345

Goldman Sachs

  VR

     1.87%, 6/12/02                                 50,000               50,000

     1.871%, 6/5/02                                 26,000               26,000

Holmes Financing, VR,
     1.85%, 6/29/02                                 14,800               14,800

IBM, 7.25%, 11/1/02                                  2,500                2,552

Jackson National Life, VR,
     1.85%, 6/21/02                                 24,900               24,900

John Hancock Global Funding II,
     VR, 144A, 2.123%, 7/8/02                        5,800                5,804

     K2, 4.07%, 6/17/02                             50,000               50,000

     KFW International Finance, London,
     6.375%, 11/21/02                                3,000                3,057

Merrill Lynch

     VR, 2.183%, 7/8/02                             19,975               20,008

     Series B, 4.35%, 6/3/02                        29,350               29,350

Morgan Stanley Dean Witter, VR,
     2.041%, 6/10/02                                19,750               19,775

Nationsbank, 2.115%, 8/13/02                         7,960             7,969

Province of Quebec, 7.50%, 7/15/02                   8,700                8,742

Total Medium-Term Notes (Cost 440,947)                                  440,947


FUNDING AGREEMENTS  3.6%

Allstate Life Insurance

  VR

     2.007%, 6/5/02 +                               25,000               25,000

     2.106%, 6/3/02 +                               25,000               25,000

GE Life & Annuity, VR,
     2.06%, 6/12/02 +                               50,000               50,000

Peoples Benefit Life Insurance

  VR

     1.98%, 6/5/02 +                                40,000               40,000

     1.99%, 6/5/02 +                                25,000               25,000

Protective Life Insurance, VR,
     2.081%, 6/3/02 +                               12,500               12,500

Security Life of Denver,
     1.89%, 6/28/02 +                               25,000               25,000

Total Funding Agreements (Cost 202,500)                                 202,500

Total Investments in Securities

99.6% of Net Assets (Cost 5,593,302)                                 $5,593,302

Other Assets Less Liabilities                                            20,066

NET ASSETS                                                           $5,613,368
                                                                     ----------

Net Assets Consist of:

Undistributed net investment
income (loss)                                                        $      735

Undistributed net
realized gain (loss)                                                        (58)

Paid-in-capital applicable to
5,613,403,481 shares of 0.01 par
value capital stock outstanding;
15,000,000,000 shares authorized                                      5,612,691

NET ASSETS                                                           $5,613,368
                                                                     ----------

NET ASSET VALUE PER SHARE

Prime Reserve shares
(5,531,117,616 / 5,531,152,227
shares outstanding)                                                  $     1.00
                                                                     ----------

Prime Reserve - PLUS class shares

(82,250,794 / 82,251,254
shares outstanding)                                                  $     1.00
                                                                     ----------
--------------------------------------------------------------------------------

         + Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules-total of such securities at period-end amounts to 202,500 and represents 3.6% of net assets
      144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to 242,944 and represents 4.3% of net assets
       4(2) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors"-total of such securities at period-end amounts to 2,204,966 and represents 39.3% of net assets
        VR  Variable Rate


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                              5/31/02
--------------------------------------------------------------------------------

Investment Income (Loss)
Interest income                                              $178,059

Expenses
  Investment management                                        21,485

  Shareholder servicing

     Prime Reserve shares                                      12,663

     Prime Reserve - PLUS class shares                            233

  Prospectus and shareholder reports

     Prime Reserve shares                                         614

     Prime Reserve - PLUS class shares                           --

  Custody and accounting                                          471

  Proxy and annual meeting                                        183

  Registration                                                     94

  Directors                                                        49

  Legal and audit                                                  21

  Miscellaneous                                                   807

  Total expenses                                               36,620

  Expenses paid indirectly                                        (26)

  Net expenses                                                 36,594

Net investment income (loss)                                  141,465

Realized Gain (Loss)

Net realized gain (loss) on securities                            (14)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                       $141,451
                                                             --------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   5/31/02              5/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                    $141,465             $323,620

  Net realized gain (loss)                             (14)                  39

  Increase (decrease) in net
  assets from operations                           141,451              323,659

Distributions to shareholders

  Net investment income
     Prime Reserve shares                         (139,687)            (320,437)

     Prime Reserve - PLUS class shares              (1,778)              (3,183)

  Decrease in net assets
  from distributions                              (141,465)            (323,620)

Capital share transactions *

  Shares sold

     Prime Reserve shares                        4,842,498            6,538,331

     Prime Reserve - PLUS class shares              64,387              155,703

  Distributions reinvested

     Prime Reserve shares                          135,992              309,774

     Prime Reserve - PLUS class shares               1,785                3,056

  Shares redeemed

     Prime Reserve shares                       (5,205,604)          (6,708,151)

     Prime Reserve - PLUS class shares             (52,562)            (138,691)

  Increase (decrease) in net assets from

  capital share transactions                      (213,504)             160,022


Net Assets

Increase (decrease) during period                 (213,518)             160,061

Beginning of period                              5,826,886            5,666,825

End of period                                   $5,613,368           $5,826,886
                                                ----------           ----------

* Capital share transactions at net asset value of 1.00 per share. The accompanying notes are an integral part of these financial statements.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------
                                                                  May 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Prime Reserve Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. The fund offers two classes of shares-Prime Reserve, offered since January 26, 1976, and Prime Reserve - PLUS Class, which was first offered on November 1, 1998. Prime Reserve - PLUS Class provides expanded shareholder services, the cost of which is borne by its shareholders. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters which relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class's settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class's shares outstanding. Income distributions are declared by each class on a daily basis and paid monthly.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended May 31, 2002, totaled 141,465,000 and were characterized as ordinary income for tax purposes. At May 31, 2002, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

     Unrealized appreciation                                   40,000

     Unrealized depreciation                                  (75,000)

     Net unrealized appreciation
     (depreciation)                                           (35,000)

     Undistributed ordinary income                            735,000

     Capital loss carryforwards                               (23,000)

     Distributable earnings                                   677,000

     Paid-in capital                                    5,612,691,000

     Net assets                                        $5,613,368,000
                                                       --------------

--------------------------------------------------------------------------------

     Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2001, the fund utilized 21,000 of capital loss carryforwards. As of May 31, 2002, the fund had 23,000 of capital loss carryforwards that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended May 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

     Undistributed net realized gain                       $ (780,000)

     Paid-in capital                                          780,000
--------------------------------------------------------------------------------

     At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled 5,593,337,000.


NOTE 3 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which 1,761,000 was payable at May 31, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. At May 31, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately 9,001,000 for the year ended May 31, 2002, of which 778,000 was payable at period-end.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Prime Reserve Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Prime Reserve Fund, Inc. ("the Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.



     PricewaterhouseCoopers LLP
     Baltimore, Maryland

     June 19, 2002


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.
Independent Directors

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Name
(Date of Birth)         Principal Occupation(s) During Past 5 Years and
Year Elected*           Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett,      President, Coppin State College; Director,
(3/16/32)               Provident Bank of Maryland
1993
--------------------------------------------------------------------------------

Anthony W. Deering      Director, Chairman of the Board, President, and
(1/28/45)               Chief Executive Officer, The Rouse Company,
1979                    real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.     Principal, EuroCapital Advisors, LLC, an
(1/27/43)               acquisition and management advisory firm
2001
--------------------------------------------------------------------------------

David K. Fagin          Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                Golden Star Resources Ltd., and Canyon Resources
2001                    Corp. (5/00 to present); Chairman and President,
                        Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver    President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)               consulting environmental and civil engineers
1980
--------------------------------------------------------------------------------

Hanne M. Merriman       Retail Business Consultant; Director, Ann Taylor
(11/16/41)              Stores Corp., Ameren Corp., Finlay Enterprises,
2001                    Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber       Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)              a real estate investment company; Senior Advisor
1992                    and Partner, Blackstone Real Estate Advisors, L.P.;
                        Director, AMLI Residential Properties Trust, Host
                        Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos           Owner/President, Stonington Capital Corp., a
(8/2/33)                private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes          Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)               capital limited partnership, providing equity
2001                    capital to young high-technology companies
                        throughout the United States; Director, Teltone
                        Corp.
--------------------------------------------------------------------------------

T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Inside Directors

*Each inside director serves until the election of a successor.
Officers

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

Name
(Date of Birth)         Principal Occupation(s) During Past 5 Years and
Year Elected*           Other Directorships of Public Companies
[Number of
T. Rowe Price
Portfolios Overseen]
--------------------------------------------------------------------------------

William T. Reynolds     Director and Managing Director, T. Rowe Price and
(5/26/48)               T. Rowe Price Group, Inc.; Chairman of the Board,
1995                    Prime Reserve Fund
[37]
--------------------------------------------------------------------------------

James S. Riepe          Director and Managing Director, T. Rowe Price;
(6/25/43)               Vice Chairman of the Board, Director, and
1994                    Managing Director, T. Rowe Price Group, Inc.;
[98]                    Chairman of the Board and Director, T. Rowe Price
                        Investment Services, Inc., T. Rowe Price
                        Retirement Plan Services, Inc., and T. Rowe Price
                        Services, Inc.; Chairman of the Board, Director,
                        President, and Trust Officer, T. Rowe Price Trust
                        Company; Director, T. Rowe Price International,
                        Inc., and T. Rowe Price Global Investment Services
                        Limited; Vice President, Prime Reserve Fund
--------------------------------------------------------------------------------

0M. David Testa         Vice Chairman of the Board, Chief Investment Officer,
(4/22/44)               Director, and Managing Director, T. Rowe Price Group,
1997                    Inc.; Chief Investment Officer, Director, and Managing
[98]                    Director, T. Rowe Price; Chairman and Director, T. Rowe
                        Price Global Asset Management Limited; Vice President
                        and Director, T. Rowe Price Trust Company; Director,
                        T. Rowe Price Global Investment Services Limited and
                        T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Steven G. Brooks        Vice President, T. Rowe Price and
(8/5/54)                T. Rowe Price Group, Inc.
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

Brian E. Burns          Assistant Vice President, T. Rowe Price
(10/6/60)
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

Joseph A. Carrier       Vice President, T. Rowe Price, T. Rowe Price Group,
(12/30/60)              Inc., and T. Rowe Price Investment Services, Inc.
Treasurer,
Prime Reserve Fund
--------------------------------------------------------------------------------

Patrick S. Cassidy      Vice President, T. Rowe Price and T. Rowe Price
(8/27/64)               Group, Inc.
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

T. Rowe Price Prime Reserve Fund
Officers (continued)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------
Name
(Date of Birth)         Principal Occupation(s) During Past 5 Years and
Year Elected*           Other Directorships of Public Companies
--------------------------------------------------------------------------------

Mark S. Finn            Vice President, T. Rowe Price
(1/14/63)
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

Alisa Fiumara           Employee, T. Rowe Price; formerly Associate Analyst
(2/7/74)                Legg Mason (to 2000)
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

Henry H. Hopkins        Managing Director, T. Rowe Price; Director and
(12/23/42)              Managing Director, T. Rowe Price Group, Inc.; Vice
Vice President,         President, T. Rowe Price International, Inc., and
Prime Reserve Fund      T. Rowe Price Retirement Plan Services, Inc.; Vice
                        President and Director, T. Rowe Price Investment
                        Services, Inc., T. Rowe Price Services, Inc., and
                        T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Alan D. Levenson        Vice President, T. Rowe Price and T. Rowe Price
(7/17/58)               Group, Inc.; formerly Senior Vice President and Director
Vice President,         of Research, Aubrey G. Lanston & Co., Inc.
Prime Reserve Fund
--------------------------------------------------------------------------------

Patricia B. Lippert     Assistant Vice President, T. Rowe Price and T. Rowe
(1/12/53)               Price Investment Services, Inc.
Secretary,
Prime Reserve Fund
--------------------------------------------------------------------------------

Joseph K. Lynagh, CFA   Vice President, T. Rowe Price and T. Rowe Price Group,
(6/9/58)                Inc.; formerly Corporate Banking Officer, NationsBank
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

James M. McDonald       Vice President, T. Rowe Price, T. Rowe Price Group,
(9/29/49)               Inc., and T. Rowe Price Trust Company
Executive Vice
President,
Prime Reserve Fund
--------------------------------------------------------------------------------

David S. Middleton      Vice President, T. Rowe Price, T. Rowe Price Group,
(1/18/56)               Inc., and T. Rowe Price Trust Company
Controller,
Prime Reserve Fund
--------------------------------------------------------------------------------

Mary J. Miller          Managing Director, T. Rowe Price and T. Rowe Price
(7/19/55)               Group, Inc.
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

Joan R. Potee           Vice President, T. Rowe Price and T. Rowe Price Group,
(11/23/47)               Inc.
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

Susan G. Troll          Vice President, T. Rowe Price and T. Rowe Price Group,
(8/27/66)               Inc.
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

Lea C. Ward             Assistant Vice President, T. Rowe Price; formerly
(6/5/68)                Customer Finance Analyst, Lucent Technologies (to 2000)
Vice President,
Prime Reserve Fund
--------------------------------------------------------------------------------

Edward A. Wiese, CFA    Vice President, T. Rowe Price, T. Rowe Price Group,
(4/12/59)               Inc., and T. Rowe Price Trust Company; Vice President,
President,              Director, and Chief Investment Officer, T. Rowe Price
Prime Reserve Fund      Savings Bank
--------------------------------------------------------------------------------


T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans

     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

     Account information

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.

     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of 250,000 for a person's education. With systematic investing, you can invest as little as 50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of 2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!       Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

        Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

         F44-050  5/31/02